                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): APRIL 3, 2002



                               AHL SERVICES, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


         GEORGIA                      000-22195                 58-2277249
         -------                      ---------                 ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


     1000 WILSON BOULEVARD, SUITE 910                              22209
     --------------------------------                              -----
           ARLINGTON, VIRGINIA
           -------------------
 (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (703) 528-9688


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

(a) On March 19, 2002, AHL Services, Inc. ("AHL") sold its United Kingdom specialized staffing services business to Epoch 2 Limited ("Epoch"), a company headquartered in London, England for $29.5 million in cash. Net of transaction costs of $2.6 million, the sale yielded $26.9 million of proceeds, which were used to reduce outstanding debt. AHL issued a press release announcing the sale on March 25, 2002.

         The terms and conditions of the sale are set forth in an agreement dated March 19, 2002, by and among AHL Europe Limited, AHL and Epoch (the "Sale Agreement"), which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Sale Agreement was negotiated at arms' length by the parties. Prior to the closing of the sale, Epoch had no affiliation with AHL.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b)      Pro Forma Financial Information:

         Introduction

         Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001

         Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2001 and for the years ended December 31, 2000, 1999, and 1998

(c)      Exhibits:

2.1      Sale Agreement dated as of March 19, 2002, by and among AHL Europe
         Limited, as Seller, AHL Services, Inc., as Guarantor and Epoch 2
         Limited, as Buyer.

99.1     Press Release dated March 25, 2002 (incorporated by reference to
         Exhibit 99.1 to Current Report on Form 8-K dated March 25, 2002).


UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2001 gives effect to the sale of the United Kingdom staffing services business as if it had occurred on that date. The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2001 and the years ended December 31, 2000, 1999 and 1998 give effect to the sale of the United Kingdom staffing business as if it had occurred at the beginning of the respective periods. The pro forma adjustments are based upon available information and certain assumptions that management believes to be reasonable. Final adjustments relating to the transaction may differ from the pro forma adjustments herein.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2001
                             (Amounts in thousands)


                                                                    AHL
                                                                Services, Inc.     Pro forma
                                                                  (Note 1)        Adjustments      Note       Pro forma
                                                                --------------    -----------      ----       ---------

                        ASSETS
Current assets:
    Cash and cash equivalents                                     $   3,852         $     --                  $   3,852
    Accounts receivable                                              17,076               --                     17,076
    Work in process                                                   4,599               --                      4,599
    Reimbursable customer expenses                                    9,544               --                      9,544
    Prepaid expenses and other                                        3,869               --                      3,869
    Income taxes receivable                                           7,757               --                      7,757
    Notes receivable, current portion                                    --               --                         --
    Deferred income taxes                                             4,521               --                      4,521
    Net assets of discontinued operations:
      European specialized staffing businesses                       92,000          (35,860)      (2)           56,140
                                                                  ---------         --------                  ---------

        Total current assets                                        143,218          (35,860)                   107,358

Property and equipment, net                                          21,354               --                     21,354
Intangibles, net                                                    104,816               --                    104,816
Notes receivable, less current portion                                5,000               --                      5,000
Deferred income taxes                                                   800               --                        800
                                                                  ---------         --------                  ---------

            Total assets                                          $ 275,188         $(35,860)                 $ 239,328
                                                                  =========         ========                  =========


            LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                              $   3,624         $     --                  $   3,624
    Accrued payroll and other current liabilities                    28,185               --                     28,185
    Current portion of self-insurance reserves                        1,385               --                      1,385
    Current portion of deferred purchase price                       10,000               --                     10,000
    Current portion of debt                                          98,312          (26,900)      (2)           71,412
                                                                  ---------         --------                  ---------

        Total current liabilities                                   141,506          (26,900)                   114,606

Self-insurance reserves, less current portion                         1,968               --                      1,968
Other non-current liabilities                                           720               --                        720
                                                                  ---------         --------                  ---------

        Total liabilities                                           144,194          (26,900)                   117,294
                                                                  ---------         --------                  ---------


Shareholders' equity:
    Common stock                                                        175               --                        175
    Preferred stock                                                      --               --                         --
    Paid-in capital                                                 177,011               --                    177,011
    Retained earnings (accumulated deficit)                         (24,238)          (8,960)      (2)          (33,198)
    Foreign currency translation adjustment                          (1,954)              --                     (1,954)
    Less treasury stock at cost                                     (20,000)              --                    (20,000)
                                                                  ---------         --------                  ---------

        Total shareholders' equity                                  130,994           (8,960)                   122,034
                                                                  ---------         --------                  ---------

            Total liabilities and shareholders' equity            $ 275,188         $(35,860)                 $ 239,328
                                                                  =========         ========                  =========

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(1) AHL announced its intention to divest its European specialized staffing services businesses on July 20, 2001. In accordance with Accounting Principles Board ("APB") Opinion No. 30, the United Kingdom staffing business assets, liabilities and equity are included in net assets of discontinued operations at September 30, 2001. AHL retained all cash and debt of this business.

(2) Reflects application of the sale proceeds received upon closing of the United Kingdom staffing business of $29.5 million in cash, net of estimated transaction related expenses of $2.6 million. The sale results in a loss of approximately $9.0 million. The net proceeds of $26.9 million were used to repay long-term debt.

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                 (Amounts in thousands, except per share data)

                                                                               AHL
                                                                          Services, Inc.
                                                                             (Note 1)
                                                                          ---------------

Revenues                                                                     $ 106,045
Cost of services                                                                47,902
                                                                             ---------

Gross margin                                                                    58,143

Operating expenses:
    Field operating                                                             64,060
    Corporate general and administrative                                        11,677
    Depreciation and amortization                                               14,042
    Final PIMMS severance costs                                                  2,523
                                                                             ---------

Operating loss                                                                 (34,159)


    Interest expense, net                                                        2,877
                                                                             ---------

Loss from continuing operations before income taxes                            (37,036)
    Income tax benefit                                                          (4,985)
                                                                             ---------

Loss from continuing operations                                              $ (32,051)
                                                                             =========

Loss per share:
Loss from continuing operations
    Basic                                                                    $   (2.09)
                                                                             =========
    Diluted                                                                  $   (2.09)
                                                                             =========

Weighted average common and common equivalent shares:

    Basic                                                                       15,295
                                                                             =========
    Diluted                                                                     15,295
                                                                             =========

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                 (Amounts in thousands, except per share data)

                                                                               United
                                                                               Kingdom
                                                                              Staffing
                                                                AHL         Business Sold
                                                           Services, Inc.     (Note 2)    Note      Pro forma
                                                           --------------   ------------- ----      ---------

Revenues                                                     $ 456,163         $(88,018)            $ 368,145
Cost of services                                               279,002          (67,956)              211,046
                                                             ---------         --------             ---------

Gross margin                                                   177,161          (20,062)              157,099

Operating expenses:
    Field operating                                            143,842          (10,950)              132,892
    Corporate general and administrative                         7,514               --                 7,514
    Depreciation and amortization                               14,181           (1,449)               12,732
    Impairment charges                                          66,718               --                66,718
                                                             ---------         --------             ---------

Operating loss                                                 (55,094)          (7,663)              (62,757)

    Interest expense, net                                        7,730           (1,942)  (3)           5,788
    Loss on sale of U.S. industrial staffing business            2,900               --                 2,900
                                                             ---------         --------             ---------

Loss from continuing operations before income taxes            (65,724)          (5,721)              (71,445)
    Income tax benefit                                         (25,896)          (2,254)              (28,150)
                                                             ---------         --------             ---------

Loss from continuing operations                              $ (39,828)        $ (3,467)            $ (43,295)
                                                             =========         ========             =========

Loss per share:
Loss from continuing operations
    Basic                                                    $   (2.46)                             $   (2.68)
                                                             =========                              =========
    Diluted                                                  $   (2.46)                             $   (2.68)
                                                             =========                              =========
Weighted average common and common equivalent shares:
    Basic                                                       16,181                                 16,181
                                                             =========                              =========
    Diluted                                                     16,181                                 16,181
                                                             =========                              =========

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                 (Amounts in thousands, except per share data)

                                                                                 United
                                                                                 Kingdom
                                                                                Staffing
                                                                AHL           Business Sold
                                                           Services, Inc.       (Note 2)       Note     Pro forma
                                                           --------------     -------------    ----     ---------

Revenues                                                     $ 372,447           $(27,928)              $ 344,519
Cost of services                                               232,068            (22,426)                209,642
                                                             ---------           --------               ---------
Gross margin                                                   140,379             (5,502)                134,877

Operating expenses:
    Field operating                                             94,544             (2,987)                 91,557
    Corporate general and administrative                         7,100                 --                   7,100
    Depreciation and amortization                               11,778               (349)                  11,429
                                                             ---------           --------               ---------
Operating income                                                26,957             (2,166)                 24,791

    Interest expense, net                                        4,760             (2,085)      (3)         2,675
    Other income                                                  (385)                --                    (385)
                                                             ---------           --------               ---------
Income from continuing operations before income taxes           22,582                (81)                 22,501
    Income tax provision                                         8,921                (32)                  8,889
                                                             ---------           --------               ---------
Income from continuing operations                            $  13,661           $    (49)              $  13,612
                                                             =========           ========               =========
Earnings per share:
Income from continuing operations
    Basic                                                    $    0.80                                  $    0.79
                                                             =========                                  =========
    Diluted                                                  $    0.77                                  $    0.77
                                                             =========                                  =========
Weighted average common and common equivalent shares:
    Basic                                                       17,173                                     17,173
                                                             =========                                  =========
    Diluted                                                     17,710                                     17,710
                                                             =========                                  =========

      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                 (Amounts in thousands, except per share data)

                                                                               United
                                                                               Kingdom
                                                                              Staffing
                                                                AHL         Business Sold
                                                           Services, Inc.     (Note 4)     Note   Pro forma
                                                           --------------   -------------  ----   ---------


Revenues                                                     $ 152,249        $(7,826)             $ 144,423
Cost of services                                               102,091         (6,348)                95,743
                                                             ---------        -------              ---------

Gross margin                                                    50,158         (1,478)                48,680

Operating expenses:
    Field operating                                             29,187         (1,035)                28,152
    Corporate general and administrative                         5,537             --                  5,537
    Depreciation and amortization                                3,012             --                  3,012
                                                             ---------        -------              ---------

Operating income                                                12,422           (443)                11,979

    Interest expense, net                                        1,226         (1,226)     (3)            --
    Other income                                                  (304)            --                   (304)
                                                             ---------        -------              ---------

Income from continuing operations before income taxes           11,500            783                 12,283
    Income tax provision                                         4,588           (176)                 4,412
                                                             ---------        -------              ---------

Income from continuing operations                            $   6,912        $   959              $   7,871
                                                             =========        =======              =========

Earnings per share:
Income from continuing operations
    Basic                                                    $    0.50                             $    0.57
                                                             =========                             =========
    Diluted                                                  $    0.48                             $    0.55
                                                             =========                             =========
Weighted average common and common equivalent shares:
    Basic                                                       13,820                                13,820
                                                             =========                             =========
    Diluted                                                     14,419                                14,419
                                                             =========                             =========

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(1) AHL announced its intention to divest its European specialized staffing services businesses on July 20, 2001. In accordance with Accounting Principles Board ("APB") Opinion No. 30, the United Kingdom staffing business operations are reflected as discontinued operations at September 30, 2001. This presentation reflects the net earnings of these businesses as a single line item segregated from the results of continuing operations for all periods presented. Therefore, the United Kingdom staffing business has already been excluded from income from continuing operations.

(2) Reflects the operations of the United Kingdom staffing business segment for the periods indicated. The income tax provision was calculated as the AHL effective tax rate for the period multiplied by the income (loss) from continuing operations before taxes for the period.

(3) Represents the reduction of interest expense for the AHL Credit Facility that would have been incurred during the period assuming the net proceeds of $26.9 million were used to pay down borrowings under the Credit Facility. For fiscal 1998, the interest expense allocated to continuing operations was less than the net interest expense which would have been reduced from the application of the proceeds to the Credit Facility. Therefore, pro forma net interest expense has been reduced to zero.

(4) Reflects the operations of the United Kingdom staffing business segment, which is comprised solely of the operation of Right Associates, an AHL acquisition, from its acquisition date of August 1998 through the end of the fiscal year.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  April 3, 2003.

                                         AHL Services, Inc.



                                         By: /s/ Heinz Stubblefield
                                             ----------------------------------
                                             Heinz Stubblefield
                                             Chief Financial Officer


                                       11